Exhibit 24.1
                                                           ------------


              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Helaine Hebble and Kari Roberts as his true and lawful attorney-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (including his capacity as director and/or officer of Credit Suisse First Boston Mortgage Securities Corp.), to sign any Registration Statement on Form S-3 and any or all amendments thereto (including post-effective amendments) of Credit Suisse First Boston Mortgage Securities Corp. under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



SIGNATURE                                    TITLE                                         DATE
/s/ Wes Higgins                              President and Director                        October 22, 2002
-----------------------------                (Principal Executive Officer)
Wes Higgins

/s/ Scott J. Ulm                             Director and Chairman of the                  October 22, 2002
-----------------------------                Board
Scott J. Ulm

/s/ Evelyn Echevarria                        Director                                      October 22, 2002
-----------------------------
Evelyn Echevarria

/s/ Carlos Onis                              Director and Vice President                   October 22, 2002
-----------------------------
Carlos Onis

/s/ Zev Kindler                              Treasurer                                     October 22, 2002
-----------------------------                (Principal Financial Officer)
Zev Kindler

/s/ Thomas Zingalli                          Vice President and Controller                 October 22, 2002
-----------------------------                (Principal Accounting Officer)
Thomas Zingalli
